CTB SECURITIES TRUST FUND

Portfolio of Investments

December 31, 2000



SECURITIES

MUNICIPAL SECURITIES:  (.24% OF NET ASSETS)

                                     Contractual  Coupon     Par
Security issuer                       maturity    rate %    value    Value

OJAI CA UNIFIED SCHOOL DISTRICT      08/01/2001  5.0000  $65,000  65,376
OJAI CA UNIFIED SCHOOL DISTRICT      08/01/2002  5.0000  70,000   70,963
OJAI CA UNIFIED SCHOOL DISTRICT      08/01/2003  5.0000  75,000   76,552
PANOCHE WATER DISTRICT REV REFUNDING 12/01/2003  4.1250  295,000  294,574
OJAI CA UNIFIED SCHOOL DISTRICT      08/01/2004  5.0000   75,000   77,028
SAN FRANCISCO REDEVELOPMENT FINANCING08/01/2004  7.4000   490,000  507,778
DAVIS JOINT UNIFIED SCHOOL DISTRICT  08/15/2005  4.0500   95,000   94,332
DAVIS JOINT UNIFIED SCHOOL DISTRICT  08/15/2006  4.1000   245,000  243,191
KLICKITAT COUNTY WASHING PUBLIC UTILI12/01/2007  4.6000   690,000  701,675

                                                                   2,131,469

      TOTAL MUNICIPAL SECURITIES (COST:  $2,098,653)

MORTGAGE-BACKED SECURITIES:  (0.15% OF NET ASSETS)

                                     Contractual  Coupon     Par
Security issuer                       maturity    rate %    value    Value

GNMA 325187                          07/15/2007  7.0000  $10,560   10,744
GNMA 436220                          02/15/2013  6.0000   76,311   75,596
GNMA 465941                          02/15/2013  6.0000  119,987  118,862
COMMUNITY PRESERVATION CORP SERIES (W07/01/2028  7.8000   11,208   11,208
COMMUNITY PRESERVATION CORP SERIES (X11/01/2028  8.2248   18,669   18,669
COMMUNITY PRESERVATION CORP SERIES (Y09/01/2029  7.7816   16,875   16,875
COMMUNITY PRESERVATION CORP SERIES (Z01/01/2030  8.0470   4,703     4,703
FNMA 534340                          04/01/2030  7.5000   469,216  476,108
FNMA 534336                          04/01/2030  8.0000   378,109  387,444
COMMUNITY PRESERVATION CORP SERIES (A08/01/2030  7.0654   41,731   41,731
COMMUNITY PRESERVATION CORP SERIES (A08/01/2030  7.0654     829       829
COMMUNITY PRESERVATION CORP SERIES (B12/01/2030  6.7413   61,628   61,629
COMMUNITY PRESERVATION CORP SERIES (B12/01/2030  6.7413     154       154
COMMUNITY PRESERVATION CORP SERIES (C06/01/2031  5.0745   26,878   26,878
COMMUNITY PRESERVATION CORP SERIES (D07/01/2031  7.3900   53,006   53,006

                                                                   1,304,436

      TOTAL MORTGAGE-BACKED SECURITIES (COST:  $1,282,208)

COLLATERALIZED MORTGAGE OBLIGATIONS:  (0.01% OF NET ASSETS)

                                                  Coupon     Par
Security issuer                       Maturity    rate %    value    Value

CMO TRUST 13 A                       01/20/2003  7.1250  $27,121   26,885
EF HUTTON 3 1 A                      10/25/2017  7.5313   51,390   51,422

                                                                   78,307

      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST:  $78,100)